EXHIBIT 32.2

Certification of the Chief Financial Officer pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

I, Daniel A. Gaudreau, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Actuate Corporation on Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Actuate Corporation.

Dated:  August 14, 2003

/S/    DANIEL A. GAUDREAU

Daniel A. Gaudreau

Chief Financial Officer